UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): August 9, 2019
RESONANT INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-36467	45-4320930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

175 Cremona Drive, Suite 200
Goleta, California	93117
(Address of Principal Executive Offices)	(Zip Code)

(805) 308-9803
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	RESN	The NASDAQ Stock Market LLC
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 3.02	Unregistered Sales of Equity Securities.
As previously disclosed in the Current Report on Form 8-K filed on August 6, 2019 with the Securities and Exchange Commission by Resonant Inc. (the “Company”), the Company entered into a securities purchase agreement, dated July 31, 2019 (the “Purchase Agreement”), with Murata Electronics North America, Inc. (“Murata”), an affiliate of Murata Manufacturing Co., Ltd., which agreement was subsequently joined by 10 additional institutional and individual accredited investors (collectively with Murata, the “Investors”), which Purchase Agreement provides for the sale by the Company of an aggregate of 3,960,560 shares of common stock of the Company, par value $0.001 per share (each, a “Share” and collectively, the “Shares”) at a price of $2.53 per Share, for gross proceeds of approximately $10.0 million (the “Offering”).
The initial closing of the Offering with all Investors other than Murata, for an aggregate of 1,193,762 Shares, occurred on August 9, 2019. The Company received gross proceeds of approximately $3.0 million.
The Shares were offered and sold exclusively to accredited investors in a transaction exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), as a transaction not involving a public offering, pursuant to Section 4(a)(2) of the Securities Act and Rule 506 of Regulation D promulgated thereunder. The Investors represented their intentions to acquire the securities for investment only and not with a view to or for sale in connection with any distribution thereof, and appropriate legends were placed upon the stock certificates representing the Shares issued in the transaction. The offer and sale of the securities were made without any general solicitation or advertising.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2019	Resonant Inc.

By:	/s/ Martin S. McDermut
Martin S. McDermut
Chief Financial Officer